EXHIBIT 10.20

CONSENT AND AMENDMENT dated as of March 8, 2004 (this “Consent and Amendment”), to the Credit Agreement dated as of February 17, 2004 (the “Credit Agreement”), among PLIANT CORPORATION (the “Parent Borrower”), UNIPLAST INDUSTRIES CO. (the “Canadian Subsidiary Borrower”), the domestic subsidiary borrowers party to the Credit Agreement (collectively, the “Domestic Subsidiary Borrowers” and, together with the Parent Borrower and the Canadian Subsidiary Borrower, the “Borrowers”), the financial institutions party to the Credit Agreement as Lenders (the “Lenders”), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent and Documentation Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Co-Collateral Agent, and JPMORGAN CHASE BANK, as Syndication Agent.

A.  DBTCA has agreed to resign as Collateral Agent under the Credit Agreement and the other Loan Documents, the undersigned Lenders have agreed to appoint and designate GECC as successor Collateral Agent and the Parent Borrower is willing to consent to the appointment and designation of such successor Collateral Agent.

B.  GECC has agreed to resign as Co-Collateral Agent under the Credit Agreement and the other Loan Documents, with no successor Co-Collateral Agent being appointed or designated hereunder.

C.  LaSalle Business Credit, LLC (“LaSalle”) and DBTCA have agreed that LaSalle will replace DBTCA as Issuing Bank under the Credit Agreement, and the Parent Borrower and the Administrative Agent are willing to consent to such replacement.

D.  The Parent Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

E.  The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

F.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1. Resignation of Collateral Agent; Successor Collateral Agent.  (a)  Pursuant to Article VIII of the Credit Agreement, DBTCA hereby resigns as Collateral Agent under the Credit Agreement and the other Loan Documents and hereby relinquishes all rights, powers and privileges of, and is hereby discharged form its duties and obligations as, Collateral Agent under the Credit Agreement and the other Loan Documents (other than pursuant to the provisions of Article VIII and Section 10.03 of the

Credit Agreement, in each case in respect of any actions taken or omitted to be taken by DBTCA while it was acting as Collateral Agent).

(b)  Pursuant to Article VIII of the Credit Agreement, GECC is hereby appointed and designated as successor Collateral Agent under the Credit Agreement and the other Loan Documents and hereby assumes, and shall succeed to and become vested with, all rights, powers, privileges and duties of the Collateral Agent under the Credit Agreement and the other Loan Documents.  The Parent Borrower hereby consents to the appointment and designation of GECC as successor Collateral Agent under the Credit Agreement and the other Loan Documents.

(c)  All notices and communications to be delivered to GECC as successor Collateral Agent shall be delivered to GECC pursuant to Section 10.01(a)(iv) of the Credit Agreement.

SECTION 2. Resignation of Co-Collateral Agent; No Successor Co-Collateral Agent.  (a)  Pursuant to Article VIII of the Credit Agreement, GECC hereby resigns as Co-Collateral Agent under the Credit Agreement and the other Loan Documents and hereby relinquishes all rights, powers and privileges of, and is hereby discharged from its duties and obligations as, Co-Collateral Agent under the Credit Agreement and the other Loan Documents (other than pursuant to the provisions of Article VIII and Section 10.03 of the Credit Agreement, in each case in respect of any actions taken or omitted to be taken by GECC while it was acting as Co-Collateral Agent).

(b)  No successor Co-Collateral Agent is appointed or designated hereunder.

SECTION 3. Replacement of Issuing Bank; Cash Collateralization.  (a)    Pursuant to Section 2.05(i) of the Credit Agreement, (i) LaSalle is hereby appointed to replace DBTCA as Issuing Bank under the Credit Agreement and hereby assumes, and shall succeed to and become vested with, all rights, powers, privileges and duties of the Issuing Bank under the Credit Agreement and the other Loan Documents (except with respect to any Letters of Credit issued under the Credit Agreement prior to the effectiveness of this Consent and Amendment) and (ii) DBTCA hereby resigns as Issuing Bank under the Credit Agreement and, except as provided under clauses (b) and (c) below, hereby relinquishes all rights, powers and privileges of, and is hereby discharged from its duties and obligations as, Issuing Bank under the Credit Agreement and the other Loan Documents.  The Parent Borrower and the Administrative Agent hereby consent to the appointment of LaSalle to replace DBTCA as Issuing Bank.

(b)  With respect to the Letters of Credit issued by DBTCA under the Credit Agreement and outstanding on the effective date of this Consent and Amendment (the “Outstanding Letters of Credit”), which Outstanding Letters of Credit are listed on Schedule A to this Consent and Amendment, effective upon the receipt by DBTCA of the Cash Collateral Amount (as defined below), (i) the Parent Borrower and DBTCA hereby agree that the Outstanding Letters of Credit shall remain outstanding, (ii) DBTCA hereby releases each Lender from its obligations under Section 2.05 of the Credit Agreement in respect of the Outstanding Letters of Credit, (iii) DBTCA hereby waives any and all of its rights as a Secured Party under the Security Documents, and any and all of its rights in the Lien of the Security Documents, in each case in respect of the Outstanding Letters of Credit and (iv) notwithstanding clause (i) of this sentence, the Outstanding Letters of Credit shall thereafter be deemed not to be “Letters of Credit” under the Credit Agreement and the other Loan Documents; provided, however, that the Parent Borrower shall remain liable for (x) its obligations under Section 2.05 of the Credit Agreement to reimburse any LC Disbursements under the Outstanding Letters of Credit, (y) its obligations under the Credit Agreement to pay interest on any such LC Disbursements and (z) its obligations under Section 2.11(b) of the Credit Agreement to pay fees in respect of the Outstanding Letters of Credit.  Accrued fees referred to in clause (z) above shall be payable as provided in the Credit Agreement and upon termination or cancellation of the Outstanding Letters of Credit, except that participation fees accrued after receipt by DBTCA of the Cash Collateral Amount shall be for the account of DBTCA.

(c)  The Parent Borrower and DBTCA hereby agree to the establishment of a cash collateral account (the “Cash Collateral Account”) at DBTCA to secure the Parent Borrower’s obligations under the Outstanding Letters of Credit.  The Parent Borrower will wire transfer to DBTCA for deposit in the Cash Collateral Account, pursuant to wire transfer instructions previously provided by DBTCA to the Parent Borrower, an amount of cash (the “Cash Collateral Amount”) equal to 101% of the aggregate face amount of the Outstanding Letters of Credit.  The Parent Borrower hereby grants to DBTCA a security interest in the Cash Collateral Account and all amounts deposited therein to secure the Parent Borrower’s obligations in connection with the Outstanding Letters of Credit.  Without limiting the generality of the foregoing, the Parent Borrower agrees that DBTCA may withdraw funds from the Cash Collateral Account (i) to pay all fees and other amounts that are or become payable to DBTCA in connection with the Outstanding Letters of Credit, (ii) to reimburse DBTCA for all amounts paid by DBTCA under or in connection with drafts drawn under the Outstanding Letters of Credit and (iii) to pay all reasonable out-of-pocket costs and expenses of DBTCA incurred from time to time in connection with the Outstanding Letters of Credit and the administration of the Cash Collateral Account.  In the event that either (x) the Parent Borrower provides DBTCA such documents and other evidence as DBTCA may reasonably request, in form and substance reasonably satisfactory to DBTCA, evidencing full and complete release and satisfaction of a particular Outstanding Letter of Credit or (y) the Parent Borrower provides DBTCA with a back-to-back letter of credit issued by a financial institution reasonably satisfactory to DBTCA (it being understood that either LaSalle or LaSalle Bank National Association, an Affiliate of LaSalle, shall be a satisfactory financial institution) with a face amount equal to 101% of the face amount of a particular Outstanding Letter of Credit, DBTCA hereby agrees to release from the Cash Collateral Account, and return to the Company, an amount equal to 101% of the face amount of such Outstanding Letter of Credit (less any amounts retained by DBTCA to pay interest, fees and expenses associated with such Outstanding Letter of Credit pursuant to the previous sentence).

(d)  All notices and communications to be delivered to LaSalle as replacement Issuing Bank shall be delivered to LaSalle Business Credit, LLC, 135 S. LaSalle Street, Chicago, Illinois 60603, Attention of James C. Simpson (Telecopy No. (312) 904-6450), with a copy to LaSalle Bank National Association, 540 W. Madison Street, Chicago, Illinois 60603, Attention of Trade Services (Telecopy No. (312) 904-6303).

SECTION 4. Amendments to the Credit Agreement.  (a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Consenting Agents”:

Notwithstanding the foregoing, at any time when there is no acting Co-Collateral Agent under the Credit Agreement, the term “Consenting Agents” shall mean the Administrative Agent and the Collateral Agent.

(b)  The parties hereto hereby further acknowledge and agree that, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, in the event that the Credit Agreement or any other Loan Document shall require (a) the agreement, request, consent or approval of the Co-Collateral Agent prior to the taking of (or as a condition to any Loan Party’s being required to take) any action under the Credit Agreement or any other Loan Document or (b) the delivery of certificates or other documentation to the Co-Collateral Agent, no such agreement, request, consent or approval of the Co-Collateral Agent shall be so required to be obtained, and no such delivery to the Co-Collateral Agent shall be required to be made, at any time when there is no acting Co-Collateral Agent under the Credit Agreement and the other Loan Documents.

(c)  Section 1.01 of the Credit Agreement is further amended by adding the following definitions in the appropriate alphabetical order:

“Consent and Amendment Effective Date” means the effective date of the Consent and Amendment among the Borrowers, the Lenders party thereto, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent, Deutsche Bank Trust Company Americas, as resigning Collateral Agent and replaced Issuing Bank, General Electric Capital Corporation, as successor Collateral Agent and resigning Co-Collateral Agent, and LaSalle Business Credit, LLC, as replacement Issuing Bank.

“Outstanding Letters of Credit” means the letters of credit issued by Deutsche Bank Trust Company Americas under this Agreement and outstanding on the Consent and Amendment Effective Date, which letters of credit are listed on Schedule 1.01(e), but not any extensions, renewals or replacements thereof.

(d)  The Credit Agreement is further amended to create a new Schedule 1.01(e), which Schedule 1.01(e) shall be entitled “Outstanding Letters of Credit” and shall contain the items listed on Schedule A to this Consent and Amendment.

(e)  Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xii) thereof, (ii) replacing the period at the end of clause (xiii) thereof with “; and” and (iii) inserting the following at the end of such Section:

(xiv) the Outstanding Letters of Credit.

(f)  Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) replacing the period at the end of clause (j) thereof with “; and” and (iii) inserting the following at the end of such Section:

(k)  any Lien on cash deposited on or prior to the Consent and Amendment Effective Date with the issuing bank for any Outstanding Letter of Credit to cash collateralize such Outstanding Letter of Credit (including with respect to interest, fees and expenses associated therewith); provided that (i) the amount of such cash subject to such Lien at any time shall not exceed 101% of the face amount of such Outstanding Letter of Credit and (ii) upon the termination or expiration of such Outstanding Letter of Credit, to the extent there has been no drawing under such Outstanding Letter of Credit that has not been reimbursed at such time, an amount of cash equal to 101% of the face amount of such Outstanding Letter of Credit (less any amounts retained to pay interest, fees and expenses associated therewith) shall be promptly released from such Lien.

SECTION 5. Representations and Warranties.  Each Borrower represents and warrants to the Administrative Agent, to each of the Lenders and to LaSalle, as replacement Issuing Bank, that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

(b)  After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  After giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness.  This Consent and Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Consent and Amendment that, when taken together, bear the signatures of the Borrowers, the Required Lenders, the Administrative Agent, DBTCA, GECC and LaSalle, (b) the representations and warranties set forth in Section 5 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, DBTCA (as resigning Collateral Agent and replaced Issuing Bank), GECC (as successor Collateral Agent and resigning Co-Collateral Agent) and LaSalle (as replacement Issuing Bank), shall have been paid or reimbursed, as applicable.

SECTION 7. Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Consent and Amendment shall be a Loan Document for all purposes.

SECTION 8. Applicable Law.  THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts.  This Consent and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Consent and Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Consent and Amendment.

SECTION 10. Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 11. Headings.  The headings of this Consent and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

PLIANT CORPORATION,

by
Name:
Title:

UNIPLAST INDUSTRIES CO.,

by
Name:
Title:

UNIPLAST HOLDINGS, INC.,

by
Name:
Title:

UNIPLAST U.S., INC.,

by
Name:
Title:

PIERSON INDUSTRIES, INC.,

by
Name:
Title:

TUREX, INC.,

by
Name:
Title:

UNIPLAST MIDWEST, INC.,

by
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually and as Administrative Agent,

by
Name:
Title:

by
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as resigning Collateral Agent and replaced Issuing Bank,

by
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as successor Collateral Agent and resigning Co-Collateral Agent,

by
Name:
Title:

LASALLE BUSINESS CREDIT, LLC, as replacement Issuing Bank,

by
Name:
Title:

SIGNATURE PAGE TO

AMENDMENT DATED AS OF

March 8, 2004

To Approve the Amendment:

Name of Institution

by
Name:
Title:

SCHEDULE A

Outstanding Letters of Credit

Number	Amount	Expiration Date	Beneficiary